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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 15, 2007
                        (date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

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
          MINNESOTA                                               41-1595629
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)
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                      3905 ANNAPOLIS LANE NORTH, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On March 15, 2007, ATS Medical, Inc. (the "Company") entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which the Company agreed to issue to the investors an aggregate of 8,125,000 shares of the Company's common stock (the "Shares") at a purchase price of $2.00 per share and five-year warrants to purchase 3,250,000 shares of the Company's common stock at an exercise price of $2.40 per share (the "Warrants"). The Warrants will become exercisable on September 17, 2007.

          Pursuant to a Registration Rights Agreement, the Company has agreed to prepare and file with the United States Securities and Exchange Commission (the "SEC"), on or prior to the 30th calendar day following the date of the Registration Rights Agreement, a registration statement (the "Registration Statement") covering the resale of the Shares as well as the shares of the Company's common stock underlying the Warrants (the "Warrant Shares"), for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the Registration Rights Agreement, the Company has agreed to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof but, in any event, if the Registration Statement does not become subject to review by the SEC, prior to the earlier of (1) the 90th calendar day following the date of the Registration Rights Agreement and (2) the fifth trading day following the date on which the Company receives notification from the SEC that the Registration Statement will not be reviewed or is no longer subject to further review by the SEC. If the Registration Statement becomes subject to a full review by the SEC, the Company will be obligated to use its best efforts to cause the Registration Statement to be declared effective prior to the 120th calendar day following the date of the Registration Rights Agreement. Pursuant to the Securities Purchase Agreement, the Company has also agreed to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date on which all of the Shares and Warrant Shares have been sold and the date on which all of the Shares and Warrant Shares can be sold publicly under Rule 144(k) promulgated by the SEC pursuant to the Securities Act.

          RBC Capital Markets acted as placement agent with respect to the transaction and received a cash fee equal to $812,500.

          The foregoing is not a complete summary of the terms of the offering described in this Item 1.01 and Item 3.02 below, and reference is made to the complete text of the Securities Purchase Agreement, Registration Rights Agreement and Warrant attached hereto as Exhibits 10.1, 10.2 and 10.3.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          Pursuant to the Securities Purchase Agreement, on March 15, 2007, the Company agreed to issue the Shares (an aggregate of 8,125,000 shares of the Company's common stock) and the Warrants (five-year warrants exercisable into an aggregate of 3,250,000 shares of the Company's common stock at an exercise price of $2.40 per share). The gross proceeds of the sale of the Shares totaled approximately $16,250,000. As indicated in Item 1.01 above, the per share purchase price of the Shares is $2.00, and the per share purchase price of the Warrants is $2.40, subject to certain adjustments described in the Warrant. The Warrants will become exercisable on September 17, 2007.

          In issuing the Shares and the Warrants, the Company relied upon exemptions from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the investors has represented to the Company that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being filed with this report:

     10.1 Form of Securities Purchase Agreement, dated March 15, 2007

     10.2 Form of Registration Rights Agreement, dated March 15, 2007

     10.3 Form of Warrant, dated March 15, 2007

     99.1 Press Release, dated March 16, 2007

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ Michael D. Dale
                                            ------------------------------------
                                            Michael D. Dale
                                            President and Chief Executive
                                            Officer

Dated: March 16, 2007

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
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
    10.1      Form of Securities Purchase Agreement, dated March 15, 2007

    10.2      Form of Registration Rights Agreement, dated March 15, 2007

    10.3      Form of Warrant, dated March 15, 2007

    99.1      Press Release, dated March 16, 2007
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